SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                               CREE RESEARCH, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
         1) Title of each class of securities to which transaction applies:
            -------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:
            -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            -------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
            -------------------------------------------------------------

         5) Total fee paid:   _______________________________________________

[    ]   Fee paid previously with preliminary materials.

[    ]   Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:   _______________________________________

         2) Form, Schedule or Registration Statement No.:
            -------------------------------------------------------------

         3) Filing Party:     _______________________________________________

         4) Date Filed:       _______________________________________________

                               CREE RESEARCH, INC.

                        2810 MERIDIAN PARKWAY, SUITE 144
                          DURHAM, NORTH CAROLINA 27713
                                 (919) 361-5709
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 11, 1997
                              --------------------

TO THE SHAREHOLDERS OF CREE RESEARCH, INC.:

      Notice is hereby given that the Annual Meeting of Shareholders of Cree Research, Inc. (the "Company") will be held on Tuesday, November 11, 1997 at 10:00 a.m. local time at the Holiday Inn Raleigh-Durham Airport located at 4810 New Page Road, Research Triangle Park, North Carolina, near Exit 282 of Interstate 40, for the following purposes:

      (1)  To elect seven (7) directors;

      (2) To approve an amendment to the Cree Research, Inc. Amended and Restated Equity Compensation Plan to add shares to the Plan;

      (3) To ratify the action of the Board of Directors in selecting Coopers & Lybrand, L.L.P. as independent public accountants to audit the books of the Company for the fiscal year ending June 28, 1998; and

      (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      September 23, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of record at the close of business on September 23, 1997 will be entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

      It is very important that your shares of the Company's common stock be represented at this meeting in order that the presence of a quorum may be assured. You are cordially invited to attend the meeting. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and mail it promptly. If you attend the meeting, you may revoke your proxy and vote your shares in person. A postage-paid, return-addressed envelope is enclosed.

      A list of shareholders entitled to vote at the meeting will be available for inspection by any shareholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting during ordinary business hours at the office of the Secretary of the Company, 2810 Meridian Parkway, Suite 144, Durham, North Carolina 27713. A copy of the Annual Report containing the financial statements of the Company for the fiscal year ended June 30, 1997 is enclosed herewith.

Durham, North Carolina
October 1, 1997                               By Order of the Board of Directors


                                              ALAN J. ROBERTSON, SECRETARY

                               CREE RESEARCH, INC.

                        2810 MERIDIAN PARKWAY, SUITE 144
                          DURHAM, NORTH CAROLINA 27713
                                 (919) 361-5709

                              ---------------------

                                 PROXY STATEMENT
                              ---------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited by and on behalf of Cree Research, Inc., a North Carolina corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Tuesday, November 11, 1997 at 10:00 a.m., local time (the "Annual Meeting") or at any adjournments thereof. The Annual Meeting will be held at the Holiday Inn Raleigh-Durham Airport located at 4810 New Page Road, Research Triangle Park, North Carolina, near Exit 282 of Interstate 40, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Company's principal executive offices are located at 2810 Meridian Parkway, Suite 144, Durham, North Carolina 27713, and its telephone number at that address is (919) 361-5709.

         These proxy solicitation materials are being first mailed on or about October 1, 1997 to all shareholders entitled to vote at the Annual Meeting. The Company's annual report to shareholders for the fiscal year ended June 30, 1997, including financial statements, is being mailed with this Proxy Statement. The annual report is not part of the proxy solicitation materials. A COPY OF THE COMPANY'S REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1997 WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY UPON WRITTEN REQUEST DIRECTED TO ALAN J. ROBERTSON, CHIEF FINANCIAL OFFICER, 2810 MERIDIAN PARKWAY, SUITE 144, DURHAM, NORTH CAROLINA 27713.

RECORD DATE

         Shareholders of record at the close of business on September 23, 1997 are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, 12,704,841 shares of the Company's common stock, $0.005 par value per share (the "Common Stock"), were issued and outstanding.

REVOCABILITY OF PROXIES

         A shareholder who has executed and returned the enclosed proxy may revoke it at any time before it is voted by (i) submitting to the Company a properly executed proxy bearing a later date, (ii) submitting to the Company a written revocation of the proxy or (iii) voting by ballot at the Annual Meeting.

VOTING

         The persons acting as proxies will vote the shares represented thereby as directed by the person giving the proxy. Unless otherwise directed, the person acting under the proxies will vote the shares represented thereby: (i) for the election of the seven director nominees named in this Proxy Statement;
(ii) for approval of the amendment to the Cree Research, Inc. Amended and Restated Equity Compensation Plan (the "Equity Compensation Plan") to add 1,000,000 shares to the Equity Compensation Plan; (iii) to ratify the selection of Coopers & Lybrand, L.L.P. as the independent auditors of the Company for the fiscal year ending June 28, 1998; and (iv) in their discretion on such other business as may come before the meeting and any adjournments thereof. The Company is not aware of any other business expected to come before the meeting, but it is intended that as to any such other business the proxies will be voted in accordance with the judgment of the person or persons acting thereunder.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy (indicating a lack of authority to vote on such matter), then the shares held by such shareholder or broker will be deemed present at the meeting for purposes of determining a quorum but will not be counted for purposes of calculating the vote with respect to such matter. Notwithstanding the foregoing, because shareholder approval under North Carolina law requires the affirmative vote of at least a majority of that number of shares needed to constitute a quorum, in certain instances an abstention or a broker non-vote can have the same effect as a negative vote.

SOLICITATION

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials sent to shareholders. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred by them in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile. Except as described above, the Company does not currently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Shareholder proposals intended to be considered at the 1998 Annual Meeting of Shareholders must be received by the Company no later than June 3, 1998. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission. Any such proposals should be sent to the Secretary of the Company at 2810 Meridian Parkway, Suite 144, Durham, North Carolina 27713.


                          OUTSTANDING VOTING SECURITIES

         On September 23, 1997, the date for determining shareholders entitled to vote at the meeting, 12,704,841 shares of Common Stock of the Company were outstanding, with each share being entitled to one vote on all matters to be presented for action at the meeting. A quorum will be present at the meeting if a majority of the outstanding shares of Common Stock is present at the meeting in person or by proxy.

         A majority of the votes cast is required for all actions to be voted upon at the meeting as described above other than the election of directors, for which a plurality of the votes cast is required.


                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP BY MANAGEMENT

         The following table sets forth information as of September 8, 1997 relating to the beneficial ownership of the Company's Common Stock by (i) each person who was known by the Company at that date to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, (ii) each executive officer of the Company, (iii) each director, (iv) each director nominee and (v) all executive officers and directors as a group.

                                                      COMMON STOCK                   PERCENTAGE OF OUTSTANDING
                NAME (1)                        BENEFICIALLY OWNED (2)(3)                  SHARES OWNED
                --------                        -------------------------                  ------------
F. Neal Hunter                                           230,786                               1.8%
Calvin H. Carter, Jr., Ph.D. (4)                         267,596                               2.1%
John W. Palmour, Ph.D.                                   287,000                               2.3%
Alan J. Robertson                                        36,062                                  *
Charles M. Swoboda                                       35,000                                  *
Walter L. Robb, Ph.D.                                    227,000                               1.8%
1358 Ruffner Road
Schenectady, NY  12309
Dolph W. von Arx (5)                                     310,160                               2.4%
4351 Gulf Shore Blvd. North
Le Rivage Penthouse 1
Naples, FL  34103
Michael W. Haley                                         385,914                               3.0%
1030 Summit Avenue, Ste. 2W1
Greensboro, NC  27405
James E. Dykes                                           47,000                                  *
13365 N.E. 226th Avenue Road
Ft. McCoy, FL 32134
Trustees of General Electric Pension                    1,279,967                              10.1%
    Trust
3003 Summer Street
Stamford, CT 06904

All directors and executive  officers as                1,826,518                              14.4%
a group (9 persons)

(1) Officers and directors named without addresses are care of the Company's address at 2810 Meridian Parkway, Suite 144, Durham, North Carolina 27713.

(2) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock that are beneficially owned by them.

(3) Includes shares issuable upon exercise of stock options and warrants, to the extent such options and warrants are exercisable within 60 days of September 8, 1997, as follows: All officers and directors as a group hold 492,434 options for the purchase of an aggregate of 492,434 shares. Mr. Hunter holds 85,786 options; Dr. Carter holds 52,786 options; Dr. Palmour holds 47,000 options; Mr. Robertson holds 36,062 options; and Mr. Swoboda holds 34,800 options. Dr. Robb, Mr. von Arx, Mr. Haley and Mr. Dykes hold 77,000, 79,000, 53,000, and 27,000 options, respectively. The Trustees of the General Electric Pension Trust hold 12,500 warrants.

(4) Of the shares listed as held by Dr. Carter, 52,060 are held by members of his immediate family. Dr. Carter disclaims voting or investment power over these shares.

(5) Of the shares listed as held by Mr. von Arx, 4,000 are held by his spouse. Mr. von Arx holds sole voting and investing power over these shares.

*        Represents less than 1%


                              ELECTION OF DIRECTORS

NOMINEES

         The Company's Bylaws provide that the Board of Directors shall be comprised of three (3) or more directors, with the exact number to be fixed by the shareholders. In 1988 the shareholders fixed the number of Directors at nine
(9). Seven (7) persons have been nominated for election at the Annual Meeting, all of whom are currently directors of the Company. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner that will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such time as his successor has been duly elected and qualified.

         The names of the Company's nominees for director and certain information about them are set forth below.



                                                                                                      DIRECTOR
         NAME                               AGE               POSITION WITH THE COMPANY                SINCE

F. Neal Hunter                              35        President, Chief Executive Officer and            1987
                                                          Director
Calvin H. Carter, Jr., Ph.D.                42        Executive Vice President, Director of             1987
                                                          Materials Technology and Director
Michael W. Haley                            59        Director                                          1989
Dolph W. von Arx                            63        Director                                          1991
James E. Dykes                              59        Director                                          1992
Walter L. Robb, Ph.D.                       69        Director                                          1993
John W. Palmour, Ph.D.                      36        Director of Advanced Devices and Director         1995

         Mr. Hunter, a co-founder of the Company, has served as a director since its inception, as the Company's President and Chief Executive Officer since 1994, and as Chairman of the Company's Board of Directors since 1995. He has also served as President of Real Color Displays, Inc., a wholly-owned subsidiary of the Company, since organization of the subsidiary in 1994. Prior to his election as President and Chief Executive Officer, Mr. Hunter served as Vice President of Marketing with responsibility for the management of the Company's optoelectronic products and as the Company's Secretary and Treasurer. Mr. Hunter received his B.S. degree in mechanical engineering from North Carolina State University in 1984.

         Dr. Carter, also a co-founder of the Company, has served as a director and vice president since its inception. He currently holds the positions of Executive Vice President and Director of Materials Technology. As Director of Materials Technology Dr. Carter is responsible for the Company's development of advanced materials growth technology, including the growth of silicon carbide material for semiconductor and other applications. He previously served as Vice President, New Product Development from 1995 to 1997 and as Director of Technology from 1987 to 1995. Dr. Carter holds B.S., M.S. and Ph.D. degrees in materials science and engineering from North Carolina State University, having received these degrees in 1977, 1980 and 1983, respectively.

         Mr. Haley became a director of the Company in April 1989. Mr. Haley serves as the chairman and chief executive officer of Triton Management Company of Greensboro, North Carolina, which owned and operated 60 restaurants prior to the sale of most of the restaurants in 1993. Mr. Haley graduated from the University of North Carolina-Chapel Hill in 1960, where he received a bachelor's degree in business administration.

         Mr. von Arx became a director of the Company in October 1991. He has served as the non-executive chairman of Morrison Fresh Cooking, Inc. since January 1996 and is the former chairman, president and chief executive officer of Planters LifeSavers Company, an affiliate of RJR Nabisco, Inc., where he served in such capacities for four years prior to his retirement in 1991. Mr. von Arx is a graduate of Washington University, where he received his bachelor's degree in 1960. He is currently a director of the following public companies or registered investment companies: Ruby Tuesday, Inc., Morrison's Fresh Cooking, Inc., International Multifoods Corporation and MacKenzie Investment Management, Inc.

         Mr. Dykes became a director of the Company in January 1992. He has served as executive vice president of Thomas Group, Inc., a publicly held management consulting group, since July 1997, and from 1994 to 1997 served as president and chief executive officer of Intellon Corp., a privately held start-up company in the home automation industry. From January 1989 until his retirement in December 1992, Mr. Dykes served as president and chief executive officer of Signetics Company, a subsidiary of North American Philips Corporation. Mr. Dykes received his B.S. degree in electrical engineering from the University of Florida in 1962. He is currently a director of EXAR Corporation and Thomas Group, Inc., both of which are public companies.

         Dr. Robb became a director of the Company in April 1993. He is currently the president of Vantage Management, Inc., a consulting and investment firm in Schenectady, New York. From 1986 through 1992, Dr. Robb served as a senior vice president for Corporate Research and Development for General Electric Company. He has held various other positions with General Electric Company since 1951. Dr. Robb received his B.S. degree in 1948 from Penn State University and his M.S. degree in 1950 and Ph.D. degree in 1951 from the University of Illinois. All of Dr. Robb's degrees were awarded in chemical engineering. He is currently a director of Marquette Medical Systems, Inc., Celgene Corporation, Neopath, Inc. and Mechanical Technology Incorporated, all public companies.

         Dr. Palmour, also a co-founder of the Company, currently serves as Director of Advanced Devices and, in that capacity, is responsible for the Company's development of advanced silicon carbide devices such as microwave transistors, power transistors, high temperature devices and nonvolatile memories. Dr. Palmour has served as a director of the Company since October 1995 and previously served on the Company's Board of Directors from October 1992 to April 1993. He has served as the Chairman of the Company's Intellectual Property Committee since August 1989. Dr. Palmour received his B.S. and Ph.D. degrees from North Carolina State University in 1982 and 1988, respectively, in the fields of material science and engineering.

         Other executive officers of the Company not serving as directors include the following:

         Charles M. Swoboda (age 30) has served as Vice President and Chief Operating Officer of the Company since June 1997. Mr. Swoboda joined the Company in 1993 and previously served as the Company's Operations Manager from July 1996 to June 1997, as Wafer Fab Manager from April 1996 to July 1996, as General Manager of the Company's subsidiary, Real Color Displays, Inc., from August 1994 to April 1996, and as LED Product Manager from July 1993 to August 1994. Prior to 1993 he was employed by Hewlett-Packard Company. Mr. Swoboda received his B.S. degree in electrical engineering from Marquette University in 1989.

         Alan J. Robertson (age 35) has served as the Company's Chief Financial Officer since 1992 and as its Secretary and Treasurer since 1994. He joined the Company in 1991, initially serving as its Controller. He previously served in financial and accounting positions at Best Products Co., Inc. and as an auditor with the accounting firm of Ernst & Whinney. Mr. Robertson received his B.S. degree in business administration from Old Dominion University in 1984.

         To the Company's knowledge, there are no material proceedings to which any director or executive officer is a party adverse to the Company or its subsidiaries or in which any director or executive officer has a material interest adverse to the Company or its subsidiaries.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held four (4) meetings during the fiscal year ended June 30, 1997. The Board of Directors has a standing Audit Committee, Compensation Committee and Executive Committee. The Board of Directors has no standing nominating committee or committee performing similar functions. During the fiscal year ended June 30, 1997, each director attended or participated in 75% or more of the aggregate of (i) all meetings of the Board of Directors held during the period for which he had been a director, and (ii) all meetings of committees of the Board on which such director served that were held during the period he served.

         The members of the Audit Committee of the Board of Directors during the fiscal year ended June 30, 1997 were Michael W. Haley, Calvin H. Carter, Jr., Ph.D. and Dolph W. von Arx. Mr. Haley served as Chairman of the Audit Committee throughout the last fiscal year. The Audit Committee is authorized by the Board of Directors to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication; to review the work of and approve non-audit services performed by such independent accountants; and to make annual recommendations to the Board of Directors for the appointment of independent public accountants for the ensuing year. The Audit Committee also reviews the effectiveness of the financial and accounting functions, organization, operations and management of the Company. The Audit Committee held five (5) meetings during the fiscal year ended June 30, 1997.

         The members of the Compensation Committee of the Board of Directors during the fiscal year ended June 30, 1997 were James E. Dykes, Michael W. Haley, Walter L. Robb, Ph.D. and Dolph W. von Arx. Mr. Dykes served as Chairman of the Compensation Committee throughout the last fiscal year. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of executive officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. In addition, the Compensation Committee is responsible for administration of the Cree Research, Inc. Amended and Restated Equity Compensation Plan and, in that capacity, reviewed and approved proposed grants of stock options and the terms of the grants during the fiscal year ended June 30, 1997. The Compensation Committee held three (3) meetings during the fiscal year ended June 30, 1997.

         The members of the Executive Committee of the Board of Directors during the fiscal year ended June 30, 1997 were F. Neal Hunter, Dolph W. von Arx and James E. Dykes. The Executive Committee renders advice and recommendations to the Board of Directors with regard to policies of the Company and the conduct of its affairs; considers matters submitted to the committee during intervals between meetings of the Board of Directors; and, subject to ratification by the Board, approves contracts, agreements and other material corporate documents. The Executive Committee held no meetings during the fiscal year ended June 30, 1997.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE TO THE BOARD OF DIRECTORS.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CONSULTING AGREEMENT WITH C. ERIC HUNTER

         The Company is a party to a Consulting and Noncompetition Agreement effective July 2, 1995 with C. Eric Hunter, who was Chairman of the Board, President and Chief Executive Officer of the Company from its inception until August 1994, and was non-executive chairman from August 1994 until his resignation on July 2, 1995. The agreement provides for Mr. Hunter to perform consulting services for the Company for a three-year period and obligates him not to perform services to competing businesses during that period. Mr. Hunter will receive consulting fees aggregating $100,500 under this agreement, plus Company paid medical and dental insurance. Mr. Hunter is the brother of F. Neal Hunter, the Company's current Chairman, President and Chief Executive Officer.

SUPPLY AND RELATED AGREEMENTS WITH C3, INC.

         The Company is a party to certain agreements with C3, Inc. ("C3"), a customer of the Company engaged in the fabrication and sale of gemstones made from silicon carbide. Pursuant to a supply agreement originally entered into in 1995 and subsequently amended and restated, the Company has agreed to supply silicon carbide to C3 on an exclusive basis for use in the fabrication of gemstones, at prices based on the Company's costs plus a specified margin, and C3 has agreed to purchase certain of its requirements for such material from the Company. In a related development agreement executed in July 1997, the Company has undertaken to develop improved processes for manufacturing near colorless silicon carbide material for sale to C3, and C3 has agreed to fund the Company's development costs plus a specified margin. The Company and C3 are also parties to an agreement under which the Company is to supply certain electronic devices for use in gemstone testing equipment. During the fiscal year ended June 30, 1997, C3 purchased $517,000 in silicon carbide material and related services from the Company.

         The Company owns shares of common stock of C3, acquired pursuant to an option granted to the Company in 1995, which represent approximately 0.6% of C3's capital stock outstanding at June 30, 1997. Certain of the Company's directors and executive officers also own shares of C3 common stock purchased at various times during 1996 in private placements conducted by C3. At June 30, 1997, these directors and executive officers as a group held approximately 5.5% of C3's then outstanding capital stock. The approximate individual holdings were as follows: F. Neal Hunter, the Company's President, Chief Executive Officer and Chairman of the Board, 2.0%; Calvin H. Carter, Jr., Ph.D., Executive Vice President and a director, 0.5%; John W. Palmour, Ph.D., Director of Advanced Devices and a director, 0.5%; Dolph W. von Arx, director, 1.5% (includes shares held in trust); Walter L. Robb, Ph.D., director, 0.9%; and James E. Dykes, director, 0.1%. Mr. Hunter's brothers, C. Eric Hunter and Jeff N. Hunter, either individually or with their spouses, own approximately 31% of the outstanding capital stock of C3. In addition, General Electric Pension Trust, which holds more than 5% of the outstanding Common Stock of the Company, owns approximately 14.7% of C3's outstanding capital stock.

      The Company believes its agreements with C3 are on terms no less favorable to the Company than the Company could obtain from unaffiliated third parties. The Board of Directors has designated a committee composed of persons having no ownership interest in C3 to review all proposed transactions between the Company and C3. The committee, which consists of a member of the Board of Directors and the Company's Chief Operating Officer and Chief Financial Officer, has reviewed and approved all agreements with C3 subsequent to its appointment in January 1997.

           COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) beneficial owners are required by Commission regulations to furnish the Company with copies of all reports they file under Section 16(a).

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with on a timely basis during the fiscal year ended June 30, 1997.


                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table and narrative text provide certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the other executive officers whose annual salary and bonuses exceeded $100,000 for the fiscal years indicated.

                                            SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION           LONG TERM COMPENSATION
                                                                              AWARDS           PAYOUTS
                                                         OTHER ANNUAL  RESTRICTED   OPTIONS/    LTIP      ALL OTHER
            NAME AND            YEAR    SALARY   BONUS   COMPENSATION     STOCK       SARS     PAYOUTS   COMPENSATION
       PRINCIPAL POSITION      ENDED      ($)     ($)         ($)        AWARDS       (#)        ($)        ($) (4)
       ------------------      -----    ------   -----   ------------  ----------   --------   -------   ------------
  F. Neal Hunter                1997   144,615    844        -0-           -0-        -0-        -0-         778
  President, Chief Executive    1996   117,346    -0-        -0-           -0-       24,000      -0-         902
  Officer and Director (1)      1995   116,636    -0-        -0-           -0-       30,000      -0-         883

  Calvin H. Carter, Jr., Ph.D.  1997   108,605    565        -0-           -0-        -0-        -0-         688
  Executive Vice President,     1996   105,235    -0-        -0-           -0-       20,000      -0-         810
  Director of Materials         1995   105,000    -0-        -0-           -0-        -0-        -0-         806
  Technology and Director (2)


                                      -9-

  John W. Palmour, Ph.D.        1997   101,297    527        -0-           -0-        -0-        -0-         649
  Director of Advanced          1996   100,800    -0-        -0-           -0-       16,000      -0-         776
  Devices and Director (3)      1995    95,455    -0-        -0-           -0-        -0-        -0-         733


(1) Mr. Hunter was elected President and Chief Executive Officer in August 1994 and Chairman of the Board in August 1995.

(2) Dr. Carter was elected Executive Vice President in June 1997 and was appointed as Director of Materials Technology in April 1997. He previously served as Vice President, New Product Development.

(3) Dr. Palmour was appointed Director of Advanced Devices in April 1997 and was elected as a director in October 1995. Prior to April 1997 he served as Senior Scientist.

(4) These amounts represent term life insurance premiums paid by the Company on behalf of the named executive officers.


STOCK OPTIONS GRANTED DURING FISCAL YEAR TO NAMED EXECUTIVE OFFICERS

         There were no stock options or stock appreciation rights granted to the named executive officers as compensation for the fiscal year ended June 30, 1997. The stock options listed in the summary compensation table as compensation for the fiscal year ended June 30, 1996 were granted in September 1996.

STOCK OPTIONS EXERCISED DURING FISCAL YEAR AND YEAR END VALUES OF UNEXERCISED OPTIONS

         The following table sets forth information about stock options exercised by the named executive officers of the Company during the fiscal year ended June 30, 1997. No stock appreciation rights were held or exercised by the named executive officers during this period.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                   SHARES                      NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                                ACQUIRED ON       VALUE        OPTIONS AT FY-END (#)      MONEY OPTIONS AT FY END ($)
 NAME                             EXERCISE    REALIZED (1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE (2)
 ----                             --------    ------------   -------------------------   -----------------------------
F. Neal Hunter                      -0-            -0-              55,786 / -0-                $268,628 / $-0-
Calvin H. Carter, Jr., Ph.D.        -0-            -0-             37,786 / 4,000             $159,128 / $ 34,500
John W. Palmour, Ph.D.              -0-            -0-             32,000 / 4,000             $138,000 / $ 34,500

(1) Upon exercise of the option, an option holder does not receive the amount reported under the column "Value Realized," which reflects the amount by which the value of the Common Stock of the Company on the date an option was exercised exceeded the exercise price. The option holder does not realize any value until the shares of Common Stock issued upon exercise of the options are sold.

(2) The value of the Common Stock at June 30, 1997 was $12.25 per share based on the last sale price of the Common Stock on that date as reported by The Nasdaq Stock Market. The option values were determined by subtracting the aggregate exercise prices of the options from the value of the Common Stock issuable upon exercise of the options.

EMPLOYMENT AGREEMENTS

         All of the named executive officers of the Company are parties to agreements containing confidentiality and noncompetition provisions. None of the executive officers have employment agreements with the Company except for Alan
J. Robertson, Chief Financial Officer. The Company entered into an employment agreement with Mr. Robertson with an effective date of January 1, 1993 providing for an initial term of two years with automatic annual renewals. Pursuant to the agreement, Mr. Robertson is entitled to eight weeks severance pay and automatic vesting of all outstanding options upon involuntary termination other than for cause.

COMPENSATION OF DIRECTORS

         Pursuant to the Cree Research, Inc. Stock Option Plan for Non-Employee Directors approved by the shareholders in October 1995 (referred to below as the "Formula Plan"), each non-employee director receives on July 1 of each year options to purchase 12,000 shares of the Common Stock of the Company. The exercise price of the options is equal to the fair market value (as defined in the Formula Plan) on the grant date, and the options vest and become exercisable in equal increments during the four quarters following the grant.

         Non-employee directors serving on the Board of Directors on July 1, 1997 and July 1, 1996 received options pursuant to the terms of the Formula Plan. The Board of Directors has approved termination of the Formula Plan, subject to approval by the shareholders of an increase in the shares available for issuance under the Company's Equity Compensation Plan as discussed below. If the Formula Plan is terminated, non-employee directors will thereafter be compensated on a discretionary basis through stock option awards made pursuant to the Equity Compensation Plan. Options previously awarded under the Formula Plan will not be affected by the termination of the plan.

         Expenses incurred by directors in attending Board and committee meetings are reimbursed by the Company. No other cash or non-cash compensation is paid to directors for their services as such. Directors who are also employees of the Company are not separately compensated for their service on the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee of the Board of Directors during the fiscal year ended June 30, 1997 were Walter L. Robb, Ph.D., Michael
W. Haley, James E. Dykes and Dolph W. von Arx, all of whom are non-employee directors. Mr. Dykes served as Chairman of the Compensation Committee throughout the last fiscal year.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Compensation Committee reviews and recommends salary and bonus incentives for executives and reports such recommendations to the Board of Directors for consideration and approval. The Compensation Committee also administers the Equity Compensation Plan and, in that capacity, reviews and approves equity-based awards made under the plan for the purposes of securing and retaining employees and others who provide services of value to the Company.

         The Committee's compensation policies applicable to executive officers of the Company, and the Committee's bases for the 1997 compensation reported for the President and Chief Executive Officer of the Company, are discussed below.

         COMPENSATION PHILOSOPHIES

         The Compensation Committee seeks to ensure that executive compensation is based on objective measures of performance by the Company, the individual, and where appropriate, the organizational unit. The Compensation Committee also believes that compensation should vary with corporate performance and should be driven by the long-term interests of the shareholders.

         Through the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs which seek to tie executive compensation to the attainment of specific individual, operating group and Company-wide objectives, while providing compensation sufficient to attract and retain talented executives who will contribute to the Company's long-term success. In furtherance of these goals, annual base salaries are generally set at levels which take into account both competitive and performance factors. The Company also relies to a significant degree on annual and longer-range incentive compensation to attract and motivate its executives. Incentive compensation is variable and is closely tied to corporate performance to encourage profitability, growth and the enhancement of stockholder value. During the fiscal year ended June 30, 1997, the compensation for the Company's executive officers consisted of base salary, longer-term equity incentives, participation as eligible (with all other eligible employees of the Company) in the Cree Research, Inc. 401(k) Plan and discretionary bonus program (profit-sharing), and certain benefits available generally to employees of the Company.

         CASH-BASED COMPENSATION

         The Compensation Committee fixes the base salary of the Chief Executive Officer and reviews and approves base salaries for each of the Company's other executive officers annually in connection with annual performance reviews. In adjusting these base salaries, the Compensation Committee examines both qualitative and quantitative factors relating to corporate and individual performance. In many instances, the qualitative factors necessarily involve a subjective assessment by the Committee. The Compensation Committee does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors but rather considers a variety of factors and evaluates individual performance against those factors both in absolute terms and in relation to the executive's peers within the Company. Generally, in determining salary adjustments for executive officers (other than the Chief Executive Officer), the Compensation Committee relies primarily on the evaluation and recommendations of Mr. Hunter, who has served as President and Chief Executive Officer of the Company since 1994.

         In addition, in determining base salaries for the fiscal year ended June 30, 1997, the Compensation Committee reviewed an independent survey of base salaries paid to executive officers of a broad group of companies in the electrical and electronics industry of comparable size. The survey includes a broader group of companies than those companies included in the NASDAQ Electronic Component Stocks Index used in the performance measurement comparison graph included in this Proxy Statement. To assist in recruiting highly qualified management, the Compensation Committee utilizes equity-based compensation to augment base salaries which have typically been below the industry average. These amounts are set based on individual qualifications and experience. Generally, these salaries paid to executive officers for the fiscal year ended June 30, 1997 were set at levels between the first through third quartiles of salaries paid to executives under the independent survey.

         For the fiscal year ended June 30, 1997, based on the factors described above, the Compensation Committee increased the annual salary of Mr. Hunter to $150,000. Salary paid to Mr. Hunter during the preceding fiscal year was $117,346.

         During the fiscal year ended June 30, 1997, executive officers participated along with all other eligible employees in a discretionary incentive compensation program under which bonuses were paid for each quarter in which the Company achieved certain operating profits (earnings before taxes and excluding interest income and items such as one-time license fees). An operating profit was achieved and bonuses were paid for the second, third and fourth quarters of the fiscal year ended June 30, 1997. Although the Company reported net income in the first quarter of the year, no operating profit was obtained after excluding a one-time license fee recognized by the Company in that quarter and, as a result, no bonuses were paid for the first quarter.

         EQUITY INCENTIVES

         The Company utilizes the Equity Compensation Plan to further align the interests of stockholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of the Company's stock. All options granted under the Equity Compensation Plan since the Company's initial public offering in 1993 have been granted with exercise prices set at not less than 100% of the fair market value of the underlying stock on the grant date. Generally, option grants have a term of ten years and are subject to vesting over three to five years although other vesting schedules have been used in some situations. In determining the size of an option to be granted to an executive officer, the Compensation Committee takes into account all factors it deems appropriate, including the officer's position and level of responsibility within the Company, the officer's existing stock and unvested option holdings, the potential reward to the officer if the stock price appreciates in the public market, and the competitiveness of the officer's overall compensation arrangements, including stock options, although outstanding performance by an individual may also be taken into consideration. Option grants also may be made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility. The Compensation Committee generally grants options taking into account multiple year periods. Therefore, option grants are not necessarily made each year. Based on the factors described above, during the fiscal year ended June 30, 1997 the Compensation Committee approved grants to executive officers of options to purchase 76,000 shares of Common Stock. Such options were granted in September 1996 and were regarded as compensation for the preceding fiscal year.

                                                     THE COMPENSATION COMMITTEE

                                                     James E. Dykes, Chairman
                                                     Michael W. Haley
                                                     Walter L. Robb, Ph.D.
                                                     Dolph W. von Arx

COMPARATIVE PERFORMANCE GRAPH

         The graph set forth below compares cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the Market Index (CRSP Total Return Index for The Nasdaq Stock Market) and a Peer Index (NASDAQ Electronic Components Stock Index), for the period from February 9, 1993 (the date of the Company's initial public offering) to June 30, 1997. The comparison assumes the investment of $100 in the Common Stock, the Market Index and the Peer Index on February 9, 1993, and the reinvestment of all dividends.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
             AMONG CREE RESEARCH, INC., MARKET INDEX AND PEER INDEX
                        FEBRUARY 9, 1993 TO JUNE 30, 1997



   (Performance graph appears here. The plot points are listed in the table below.)




 ================ ======================= ============ ============ ============ ============= ============ ============
     Symbol         Index Description       2/9/93       6/30/93      6/30/94    6/30/95       6/28/96      6/30/97
     ------         -----------------       ------       -------      -------    -------       -------      -------
    [SQUARE]      Cree Research, Inc.        $100         $131         $108          $295         $308         $251
     [STAR]       Market Index               $100         $102         $103          $137         $176         $214
    [Triangle]    Peer Index                 $100         $102         $112          $231         $244         $401
 ================ ======================= ============ ============ ============ ============= ============ ============

                            APPROVAL OF AMENDMENT OF
                            EQUITY COMPENSATION PLAN

         The Board of Directors of the Company on September 1, 1997 approved an amendment to the Cree Research, Inc. Amended and Restated Equity Compensation Plan (the "Equity Compensation Plan"), subject to approval of the shareholders, to increase the number of shares of Common Stock that may be issued under the Plan by 1,000,000 shares. If approved by the shareholders, the cumulative number of shares of Common Stock authorized for issuance pursuant to the Equity Compensation Plan will be increased from 1,540,000 to 2,540,000 shares. THE COMPANY BELIEVES THAT THE PROPOSED INCREASE WILL BE ADEQUATE FOR STOCK OPTION AWARDS EXPECTED TO BE MADE DURING THE CURRENT FISCAL YEAR AND TWO YEARS THEREAFTER, DEPENDING ON GROWTH IN THE COMPANY'S BUSINESS AND THE NUMBERS OF EMPLOYEES. At September 25, 1997, options to purchase 1,193,828 shares of Common Stock were outstanding or approved to be granted under the Equity Compensation Plan, and 333,916 shares had been issued pursuant to the Plan since its inception in 1989, leaving 12,256 shares available for future awards.

         In addition to the Equity Compensation Plan, the Company maintains the Cree Research, Inc. Stock Option Plan for Non-Employee Directors (the "Formula Plan") pursuant to which options are awarded to outside directors on the terms defined in such plan. There were 200,000 shares of Common Stock approved for issuance pursuant to the Formula Plan; at September 25, 1997, there remain 104,000 shares available for future grants. The Formula Plan was originally established by the Company to obtain certain benefits under Rule 16b-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"); as a result of amendments to Rule 16b-3 in 1996 the Formula Plan is no longer required to obtain such benefits. Upon approval by the shareholders of the proposed amendment to the Equity Compensation Plan, the Formula Plan will be terminated and no further grants will be made under it. Non-employee directors will thereafter receive stock option awards on a discretionary basis under the Equity Compensation Plan. THUS, PART OF THE INCREASE IN SHARES AVAILABLE UNDER THE EQUITY COMPENSATION PLAN, FOR WHICH SHAREHOLDER APPROVAL IS REQUESTED, REFLECTS SHARES THE COMPANY ANTICIPATES WILL BE REQUIRED FOR FUTURE AWARDS TO NON-EMPLOYEE DIRECTORS.

         The ability to offer stock through options or other equity-based compensation awards has been and will continue to be a necessary and beneficial method by which the Company can retain the services of employees and attract competent personnel. The Board of Directors believes that the Equity Compensation Plan will continue to promote the growth and prosperity of the Company by providing employees and others with an additional incentive to contribute their best efforts to the Company. The Board believes that equity-based compensation awards create this incentive by providing the recipient an opportunity to acquire a proprietary interest in the Company and thereby providing a means to participate in the future growth of the Company.

         In many instances, the Company pays lower cash compensation than its employees could obtain elsewhere, particularly in the case of scientific, management, professional and executive personnel. Consequently the Company depends substantially on stock option awards to recruit and retain employees. Absent an increase in shares available for awards under the Equity Compensation Plan, the Company's ability to obtain and keep necessary personnel, without increased cash compensation, will be impaired.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT OF THE EQUITY COMPENSATION PLAN.

         Described in the following section are the material terms of the Equity Compensation Plan, tax matters relating to awards under the Plan and benefits under the Plan.

DESCRIPTION OF PLAN

         The following description of the Equity Compensation Plan is merely a summary of some of its terms and provisions, is not intended to be a complete description of the Plan and is qualified in its entirety by reference to the full text of the Plan.

         The Equity Compensation Plan is not generally subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is not a qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code").

         NATURE AND PURPOSE

         The Equity Compensation Plan provides for the grant of a number of different types of equity-based compensation awards under one plan. Awards under the Plan may be made to participants in the form of incentive stock options, nonqualified stock options, restricted stock and other forms of equity-based compensation as may be provided and are permissible under the Equity Compensation Plan. All awards made under the Plan prior to the date of this Proxy Statement were nonqualified stock options.

         The Equity Compensation Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to greater profitability; to develop and maintain a highly competent management team; and to be competitive with other similar companies with respect to executive and non-executive compensation.

         ADMINISTRATION

         The Equity Compensation Plan is administered by the Compensation Committee (the "Committee"). Members of the Committee are to be appointed by the Board from among its members who are "non-employee directors" (insofar as required by Rule 16b-3 under the Exchange Act) to serve at the pleasure of the Board and may be removed by the Board in its discretion. The Committee has the exclusive right to interpret, construe and administer the Equity Compensation Plan and to select the persons eligible to receive awards. The Committee determines the number of stock options or shares of stock subject to an award and the form, terms, conditions and duration of each award. The Committee's decisions are conclusive, final and binding upon all parties.

         The Committee is given broad discretion under the Equity Compensation Plan to make adjustments to awards under the Plan upon any extraordinary event affecting the Company or its financial condition or performance, including, for example, recapitalization or merger transactions or a change in control or potential change in control of the Company. See "Securities to be Offered,"

"Types of Awards" and "Effects of Change in Control" below. In addition, the Committee has full power and authority to determine whether, to what extent and under what circumstances any award under the Equity Compensation Plan may be canceled or suspended.

         SECURITIES TO BE OFFERED

         The Company is presently authorized to issue an aggregate of 1,540,000 shares of Common Stock under the Equity Compensation Plan. The amendment to the Plan for which approval is sought will increase the number of authorized shares issuable under the Plan by 1,000,000 shares. Thus, an aggregate of 2,540,000 shares will be authorized for issuance pursuant to awards granted under the Equity Compensation Plan. The Common Stock subject to awards under the Plan will be made available from the authorized and unissued shares of Common Stock. The last sale price of the Common Stock of the Company on September 23, 1997 as reported on The Nasdaq Stock Market was $20.00 per share.

         To the extent any shares of Common Stock awarded or subject to purchase under the Equity Compensation Plan are not delivered or purchased, or are reacquired by the Company, such shares are not charged against the aggregate number of shares available for awards under the Plan and may again be awarded under the Plan. This would occur, for example, upon a forfeiture of restricted stock or termination, expiration or cancellation of a stock option under the Equity Compensation Plan, or any other termination of an award without payment being made in the form of Common Stock.

         Proportionate and equitable adjustments will be made by the Committee upon the occurrence of certain events that result in changes in the outstanding shares of Common Stock or that result in exchanges of shares of Common Stock for a different number or class of Common Stock or other securities of the Company or another corporation. These events include without limitation a reorganization or recapitalization of the Company or reclassification of its shares, stock split-up, stock dividend or consolidation of shares of Common Stock, merger, consolidation or sale of assets of the Company, or any distribution to shareholders other than a cash dividend. Under such circumstances, adjustments may be made by the Committee in the limitation on the aggregate number of shares of Common Stock that may be awarded under the Equity Compensation Plan, the number and class of shares that may be subject to an award, the purchase price for shares of Common Stock under outstanding stock options, and the terms, conditions or restrictions of any award or award agreement, including the price payable for the acquisition of Common Stock.

         The Committee is also authorized to make adjustments in performance-based criteria or in the terms and conditions of other awards under the Equity Compensation Plan in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may also correct any defects or omissions or reconcile any inconsistencies in the Equity Compensation Plan or any agreement evidencing an award under the Plan in the manner and to the extent it shall deem desirable to carry it into effect. Moreover, the Committee may, in its discretion, make such adjustments in the terms of awards under the Equity Compensation Plan as it deems appropriate if the Company assumes any outstanding employee benefit awards or the right or obligation to make future awards in connection with the acquisition of any other entity.

         ELIGIBLE PARTICIPANTS

         The Committee has the exclusive right to determine those persons eligible to participate in the Equity Compensation Plan and shall select the persons eligible to receive awards. Subject to the foregoing, any employee of the Company, as well as any other person, including directors, may participate in the Equity Compensation Plan if the Committee determines such participation is in the best interest of the Company, subject to any limitations as may be provided by applicable law or the Committee. As of September 14, 1997, the Company had approximately 228 employees (including part-time employees) and seven directors, four of whom were not employees of the Company as of such date.

         TYPES OF AWARDS

         The Committee is provided broad discretion to determine the terms and conditions of the various types of awards under the Equity Compensation Plan. Each award granted will be evidenced by a written agreement setting forth the terms and conditions of the award. Each such agreement will also be subject to and incorporate the applicable terms and conditions of the Equity Compensation Plan and any other terms and conditions, not inconsistent with the Plan, required by the Committee. The various forms of awards that may be made to participants under the Plan are described below.

         INCENTIVE STOCK OPTIONS

         The Company is authorized to grant incentive stock options ("ISOs") that may be entitled to favorable tax treatment under Section 422 of the Code. See "Tax Effects of Equity Compensation Plan Participation" below. ISOs may be granted to eligible participants under the Equity Compensation Plan at such time or times as determined by the Committee until July 1, 2005, subject to certain conditions described below.

         The exercise price of an ISO under the Equity Compensation Plan may not be less than 100% of the fair market value of the Common Stock at the date of grant (110% for 10% owners of the Company). The fair market value of the Common Stock for any day in question will be determined for purposes of the Equity Compensation Plan based upon the closing price of the Common Stock as reported on the exchange on which the Common Stock is traded if the Common Stock is traded on an exchange or on The Nasdaq Stock Market if the Common Stock is traded on The Nasdaq Stock Market, provided at least 100 shares of Common Stock were sold on such date. If there was not a sale of at least 100 shares of Common Stock that day, then the fair market value shall be determined based on the closing price of the Stock on the last day on which there was a sale of at least 100 shares of Common Stock. The Committee is also authorized to establish an alternate method of determining fair market value of the Common Stock.

         An ISO granted under the Equity Compensation Plan must be exercised in whole or in part from time to time within 10 years from the date of grant (5 years for 10% owners of the Company), or such shorter period specified by the Committee in the corresponding award agreement. Upon a termination of employment of the optionee with the Company, as determined by the Committee in its discretion, the ISO will lapse and cease to be exercisable upon, or within such period following, the termination of employment, as determined by the Committee and provided in the award agreement. In no event, however, can the period of time during which an ISO remains exercisable following a termination of employment exceed three months, unless employment is terminated because of death or disability of the optionee. Following death or disability, the period of time during which an ISO right may be exercised cannot exceed one year after the date of death or disability. In no event can the period of time following a termination of employment during which an ISO right may be exercised extend beyond the original exercise period of the ISO.

         The amount of ISOs which are first exercisable by any one participant in any calendar year which may receive favorable tax treatment as ISOs is generally limited to $100,000. To the extent the aggregate fair market value of the shares of Common Stock with respect to which ISOs are first exercisable in a calendar year by an eligible participant exceeds $100,000, such options shall be treated as non-qualified stock options. The aggregate fair market value of the Common Stock for these purposes is determined as of the date the ISO is granted.

         Subject to the limitation on the maximum number of shares of Common Stock that may be issuable pursuant to the Equity Compensation Plan as discussed under "Securities to be Offered" above, the maximum number of shares of Common Stock may be subject to ISO awards under the Equity Compensation Plan. An ISO granted under the Equity Compensation Plan will also be subject to such other terms and conditions which the Committee deems necessary to impose in order to qualify the ISO under Section 422 of the Code, as well as any other terms and conditions not inconsistent with the ISO provisions of the Equity Compensation Plan as determined by the Committee.

         The Committee may combine awards of ISOs to participants under the Equity Compensation Plan with other awards under the Equity Compensation Plan and may provide that all or part of the shares of Common Stock to be issued upon the exercise of an ISO will take the form of restricted stock, as provided for under the Equity Compensation Plan and described below.

         NONQUALIFIED STOCK OPTIONS

         The Company may also grant nonqualified stock options ("NQSOs") to eligible participants to purchase shares of Common Stock at such time or times as determined by the Committee. These stock options will not be eligible for the favorable tax treatment available to ISOs under Section 422 of the Code.

         The exercise price of an NQSO under the Equity Compensation Plan will be as established by the Committee in the agreement evidencing the award. The policy of the Committee is to grant NQSO's having an exercise price of not less than 100% of the fair market value at the time of grant. Under the terms of the Equity Compensation Plan, however, the Committee is free to set the exercise price, which may be less than 100% of the fair market value at the time of grant. Thus, discounted stock options providing for an exercise price of less than the fair market value of the Stock at the date of the award may be granted as NQSOs under the Equity Compensation Plan.

         An NQSO under the Equity Compensation Plan will be exercisable in full or in part from time to time as specified by the Committee or in the corresponding award agreement. Upon termination of employment of the optionee, the NQSO will lapse and cease to be exercisable upon, or within such period following, such termination of employment as determined by the Committee and specified in the award agreement. The period of time during which the NQSO may be exercisable following termination of employment cannot exceed three months or such other period as the Committee may specify in the corresponding award agreement. If the termination of employment is as a result of death, such period may exceed one year after the date of death, as provided by the Committee or in the corresponding award agreement.

         An NQSO may also be subject to such other terms and conditions, not inconsistent with the Equity Compensation Plan, as determined by the Committee.

         INCIDENTS OF STOCK OPTIONS

         Each stock option (ISO or NQSO) granted under the Equity Compensation Plan will be subject to such terms and conditions, not inconsistent with the Equity Compensation Plan, as may be determined by the Committee. Such provisions, for example, may require the continued employment of a participant as consideration for the grant or exercise of a stock option.

         A stock option under the Equity Compensation Plan will not be transferable by the participant other than by will or the laws of descent and distribution, and to the extent otherwise allowed by Rule 16b-3 under the Exchange Act and other applicable laws (E.G., as may be permitted pursuant to a qualified domestic relations order, as defined by the Code and the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) and will be exercisable during the lifetime of the participant only by the participant or his or her guardian or legal representative.

         The purchase price for shares of Common Stock upon exercise of a stock option under the Equity Compensation Plan will be payable in such amounts, at such times, and upon such terms as will be determined by the Committee. The Committee may establish payment terms for the exercise of stock options that permit the participant to deliver shares of Common Stock with a fair market value equal to the stock option exercise price as payment upon exercise of a stock option.

         No cash dividends will be paid on shares of Common Stock subject to unexercised stock options under the Equity Compensation Plan. The Committee, however, may, in its discretion, provide for the payment of "dividend equivalents" on shares of Common Stock subject to an exercisable stock option under the Equity Compensation Plan. The Committee may also, in its discretion, authorize payment of "interest equivalents" on dividend equivalents under the Equity Compensation Plan.

         To the extent a participant may be required to pay the Company amounts with respect to income and employment tax withholding in connection with the exercise of an NQSO and/or with respect to certain dispositions of Common Stock acquired upon exercise of an ISO, the Committee, in its sole discretion, may permit the participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total fair market value of the applicable shares of Common Stock be paid in cash in lieu of the issuance of Common Stock and that such cash payment be applied to the satisfaction of the withholding obligations. Certain restrictions, however, will be applicable with respect to this feature of the Equity Compensation Plan for participants subject to Section 16(b) of the Exchange Act and Rule 16b-3 thereunder.

         RESTRICTED STOCK

         Restricted stock awards may be made to participants under the Equity Compensation Plan as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Company may award restricted stock either alone, in addition to, or in tandem with other awards granted under the Equity Compensation Plan and/or cash payments made outside of the Equity Compensation Plan.

         A restricted stock award under the Equity Compensation Plan will be an award of Common Stock issued with the restriction that the holder may not sell, transfer, pledge or assign such stock and with such other restrictions as the Committee, in its sole discretion, may impose. These other restrictions may include a restriction on the right to vote such shares to the extent, if any, such shares possess voting rights and the right to receive cash dividends. The restrictions may lapse separately or in combination and at such time or times as the Committee may determine appropriate.

         In addition to determining the applicable restrictions on restricted stock, which restrictions may include service or performance restrictions, the Committee may also in its discretion determine the purchase price, if any, to be paid for such restricted stock, the length of the time during which the restrictions will apply, and whether dividends and other distributions on the restricted stock will be paid currently to the participant or paid to the Company for the account of the participant.

         A participant receiving an award of restricted stock under the Equity Compensation Plan must accept the award within 60 days, or such shorter period as the Committee may specify by executing an award agreement and paying the purchase price, if any, for the restricted stock. Upon termination of employment of a participant with the Company prior to the lapse of restrictions, all shares of restricted stock then held by the participant will be forfeited, unless otherwise provided in the award agreement or determined by the Committee.

         Except as otherwise provided in the Equity Compensation Plan, no shares of restricted stock received by a participant may be sold, exchanged, transferred, pledged or otherwise disposed of during the restriction period. The Committee in its discretion may waive applicable restrictions upon the death, disability or retirement of a participant or in cases of special circumstances. In its discretion, the Committee may also waive any remaining restrictions on restricted stock upon hardship or other special circumstances of a participant whose employment with the Company is involuntarily terminated.

         Unless otherwise provided, a participant receiving an award of restricted stock will have all the rights of a holder of the Common Stock with respect to such restricted stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and the right to receive any dividends thereon. The Committee may require, however, that any dividends be deferred automatically and reinvested in additional restricted stock or may require that dividends and other distributions on restricted stock be paid to the Company for the account of the participant. If all of the restrictions applicable to restricted stock expire without a forfeiture of the restricted stock, unrestricted certificates for such shares will be delivered to the participant.

         To better ensure that award payments actually reflect performance of the Company and the service of the participant, the Committee in its discretion may provide for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock, to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

         OTHER STOCK-BASED AWARDS

         The Equity Compensation Plan also authorizes the grant of other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock. These other stock-based awards include without limitation convertible preferred stock, convertible debentures, exchangeable securities, phantom stock, and stock-awards or options valued by reference to book value or performance. Other stock-based awards may be granted either alone or in addition to or in tandem with other awards granted under the Equity Compensation Plan and/or cash awards made outside of the Equity Compensation Plan.

         The Committee in its sole discretion is empowered to determine the participants eligible to receive other stock-based awards, the time or times at which such awards may be made, the number of shares of Common Stock subject to such awards, and all other terms and conditions of such awards. The provisions of other stock-based awards need not be the same with respect to each recipient.

         Shares of Common Stock subject to other stock-based awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date on which any applicable restriction, performance or deferral period lapses. Interest or dividends or interest or dividend equivalents may be payable with respect to other stock-based awards as determined at the time of the award in the discretion of the Committee. The Committee may also determine, as provided in the award agreement, whether any other stock-based award will be subject to vesting or forfeiture provisions and the effects of termination of employment upon such awards.

         EFFECTS OF CHANGE IN CONTROL

         The Committee is granted broad discretion under the Equity Compensation Plan to deal with awards under the Equity Compensation Plan upon an acceleration event, which will be deemed to occur in the event of a change in control or a potential change in control of the Company, as defined in the Equity Compensation Plan. For these purposes, a "change in control" will be deemed to have occurred if (a) any person, including a group, but not the Company or any subsidiary or employee benefit plan thereof, makes a tender or exchange offer for shares of the Common Stock pursuant to which any shares of the Common Stock are purchased, or such person, together with its affiliates and associates, becomes the beneficial owner of at least 20% of the Common Stock, or (b) the shareholders of the Company approve a definitive agreement or plan to merge the Company with or into another corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company, or (c) during any period of 24 consecutive months the incumbent directors at the beginning of such period cease for any reason other than death to constitute at least a majority of the Board, provided that a director will be deemed to be an incumbent director if such director, although not a director at the beginning of such 24-month period, was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors then qualified as incumbent directors. A "potential change in control" is defined in the Equity Compensation Plan to mean either the approval by shareholders of the Company of an agreement by the Company, the consummation of which would result in a change in control of the Company, as described above, or the acquisition of direct or indirect beneficial ownership by any person (as described above) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a potential change in control of the Company has occurred for the purposes of the Equity Compensation Plan. A "Board-approved change in control" will be deemed to have occurred if the offer, acquisition, or transaction in question is approved by a majority of the directors serving as members of the Board at the time of the potential change in control or change in control.

         Upon the occurrence of an acceleration event, the Committee in its discretion may declare any and all then outstanding stock options not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part. In addition, under such circumstances the Committee may also in its discretion declare the restrictions applicable to awards of restricted stock, or other stock-based awards, to have lapsed. The Committee in its discretion may also direct that the value of all outstanding stock options, restricted stock and other stock-based awards, in each case to the extent vested, be cashed out on the basis of the change in control price as of the date such change in control or such potential change in control is determined to have occurred or such other date as the Committee may determine prior to the change in control. For these purposes, "change in control price" means the highest price per share of Common Stock paid in any transaction reported on The Nasdaq Stock Market or any exchange on which the stock is traded, or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company, at any time during the 60-day period immediately preceding the occurrence of the change in control, or, where applicable, the occurrence of the potential change in control event, in each case as determined by the Committee.

         AMENDMENT AND TERMINATION

         The Equity Compensation Plan will continue in effect until terminated by the Company as provided in the Equity Compensation Plan. Notwithstanding the perpetual nature of the Equity Compensation Plan, ISOs may only be granted under the Equity Compensation Plan until July 1, 2005.

         Upon the recommendation of the Committee, or otherwise, the Board may amend the Equity Compensation Plan. To the extent required by Rule 16b-3 under the Exchange Act, no amendment to the Equity Compensation Plan may be made without approval by the Company's shareholders that would make certain changes, including altering the group of persons eligible to participate in the Equity Compensation Plan, increasing the maximum number of shares of Common Stock or stock options available for awards under the Equity Compensation Plan (except as otherwise provided in the Equity Compensation Plan), extending the period during which ISOs may be granted under the Equity Compensation Plan beyond July 1, 2005, limiting or restricting the powers of the Committee in administering the Equity Compensation Plan, changing the definition of participants eligible for ISOs or increasing the limit or value of shares of Common Stock for which eligible participants may be granted ISOs under the Equity Compensation Plan, materially increasing the benefits accruing to participants under the Equity Compensation Plan, materially modifying the requirements of eligibility for participation in the Equity Compensation Plan or changing the amendment provisions of the Equity Compensation Plan.

         Notwithstanding the foregoing, no amendment to or discontinuation of the Equity Compensation Plan or any provision thereof may adversely affect any award previously granted to a participant under the Equity Compensation Plan, without the written consent of such participant. The Committee is empowered to determine whether an amendment or discontinuation adversely affects any existing award. Notwithstanding the foregoing, the Committee retains the power to (i) annul any award if the participant is terminated for cause as determined by the Committee, (ii) provide for the forfeiture of shares of Common Stock or other gain under an award as determined by the Committee for competing against the Company and (iii) convert any outstanding ISO to an NQSO. If an acceleration event (change in control or potential change in control) has occurred, no amendment or termination will impair the rights of any person with respect to an outstanding award as discussed under "Effects of Change in Control" above.

         RESALE RESTRICTIONS

         Participants under the Equity Compensation Plan may be restricted under certain circumstances in their ability to resell shares of Common Stock purchased or awarded under the Equity Compensation Plan. Resale restrictions may be imposed by virtue of the provisions of the Equity Compensation Plan and the applicable award agreement and/or by application of the federal and state securities laws.

         A participant acquiring shares of Common Stock granted pursuant to a stock award under the Equity Compensation Plan or upon exercise of a stock option granted under the Equity Compensation Plan will hold such shares subject to any applicable restrictions imposed in the Equity Compensation Plan and/or by the Committee. For example, the Committee is authorized to grant awards of restricted stock under the Equity Compensation Plan. Shares of Common Stock issued pursuant to a restricted stock award will be issued with the restriction that the holder may not sell, transfer, pledge or assign such stock and with such other restrictions as the Committee, in its sole discretion, may impose. Such restrictions may lapse separately or in combination and at such time or times as the Committee may deem appropriate. If and when the applicable restriction period expires without a prior forfeiture of the restricted stock, unrestricted certificates for the applicable shares of Common Stock will be delivered to the participant granted the restricted stock award. Similar resale restrictions may also be applicable to other awards under the Equity Compensation Plan.

TAX EFFECTS OF EQUITY COMPENSATION PLAN

         The following discussion of the federal income tax consequences of awards granted under the Equity Compensation Plan is intended only as a summary of the present federal income tax treatment of stock options (ISOs and NQSOs) and other stock awards under the Equity Compensation Plan. The federal income tax laws pertaining to the Equity Compensation Plan are highly technical, and such laws are subject to change at any time. Some variations on the federal income tax effects of Equity Compensation Plan participation described below may occur with respect to participation by persons subject to Section 16(b) of the Exchange Act.

         INCENTIVE STOCK OPTIONS

         Although the Company has obtained neither a letter ruling from the Internal Revenue Service (the "IRS") nor an opinion of counsel stating that the ISO provisions of the Equity Compensation Plan constitute an incentive stock option plan under the Code, it is expected that the options granted under the ISO provisions of the Equity Compensation Plan will qualify as ISOs for federal income tax purposes.

         In general, no taxable income will be realized by an optionee, and no federal income tax deduction will be allowed to the Company, upon the grant or exercise of an ISO. The federal income tax consequences of a disposition of Common Stock received pursuant to the exercise of an ISO will depend upon whether the optionee has held the shares for the requisite holding period. If the optionee disposes of such shares after the later to occur of (a) two years from the date of the grant of the ISO or (b) one year after the date of the transfer of the shares to him (the "Holding Period"), then any gain or loss to the optionee will be taxed as a capital gain or loss according to the rules of sales and exchanges generally.

The amount subject to tax will be the difference between the amount realized and the optionee's cost basis in the shares of Common Stock, which difference will be a capital gain or loss if the shares are held as a capital asset. In such event, the Company will not be entitled to a tax deduction by reason of the disposition. For purposes of this discussion, "disposition" means a lifetime transfer of legal title, such as by sale, exchange, or gift, but does not include a transfer that is triggered by death, such as one by bequest or inheritance or one made by a decedent to his estate.

         The Holding Period will not apply to an ISO that is exercised after the optionee's death by his estate or by a person who acquired the right to exercise it by bequest or inheritance, or otherwise by reason of the optionee's death. The Holding Period will apply if the optionee dies after he exercises his ISO. In that case, his estate, or any other person holding the shares acquired pursuant to the ISO, must either hold the shares for the applicable Holding Period or suffer the tax consequences discussed below for a "disqualifying disposition."

         A "disqualifying disposition" takes place if the optionee makes a disposition of the shares of Common Stock acquired through the exercise of an ISO before satisfying the Holding Period. If a "disqualifying disposition" occurs, the optionee must include as ordinary income the gain realized on that disposition to the extent of the lesser of (a) the fair market value of the Common Stock on the date of exercise of the ISO minus the option price or (b) the amount realized on the disposition minus the option price. The excess, if any, of the realized gain over the ordinary income component will be taxable as capital gain. Upon the occurrence of a "disqualifying disposition," the Company will be entitled to deduct, as compensation paid, the amount so included as ordinary income by the optionee.

         Under the Equity Compensation Plan, an optionee who exercises an option may be allowed to pay for his shares with cash or with shares of Common Stock, including shares acquired in a prior ISO exercise. Generally, such payment would not give rise to recognition by the optionee of a gain or loss. If, however, an optionee exercises an option and pays for the shares upon exercise with shares that the optionee acquired in a prior ISO exercise but has not held for the requisite Holding Period, the optionee will be taxed on the disposition of the shares acquired in the prior ISO exercise as if a "disqualifying disposition" of those shares had occurred.

         In order for an ISO granted under the Equity Compensation Plan to qualify for the favorable tax treatment pertaining to ISOs, the optionee must be an employee of the Company for the entire time from the date the ISO is granted until three months before its exercise. An optionee who is disabled may be permitted twelve months rather than three months after leaving employment to exercise his ISOs. These employment requirements do not apply if the optionee dies before exercising an ISO, but in such circumstances the employment requirement must have been met by the employee at his death. Note that these are the maximum post-employment ISO exercise periods permitted by law. More restrictive post-employment exercise periods may apply to old ISOs granted under the Equity Compensation Plan.

         The federal alternative minimum tax consequences of the exercise of an ISO under the Equity Compensation Plan may differ from the general federal income tax consequences of such exercise. The alternative minimum tax consequences of the disposition of shares acquired upon the exercise of an ISO may also differ from the regular income tax consequences of such disposition. The difference between the option price and the fair market value of the shares upon exercise will be a preference item subject to the federal alternative minimum tax. For purposes of the individual alternative minimum tax, the income tax rules governing the transfer of property in connection with the performance of services apply, not the regular income tax rules applicable only to ISOs. For example, if an optionee acquires shares pursuant to the exercise of an ISO under the Equity Compensation Plan and disposes of the shares in the same taxable year, tax treatment under the regular income tax and the alternative minimum tax will be the same. If, however, the shares are disposed of in a disqualifying disposition in a later taxable year, the difference between the option price and the fair market value of the shares will be included in alternative minimum taxable income in the year of exercise and in regular taxable income, but not in alternative taxable income, in the year of the disposition. Similarly, if an optionee acquires shares pursuant to the exercise of an ISO under the Equity Compensation Plan and disposes of the shares after the Holding Period is satisfied, the difference between the option price and the fair market value of the stock at the time of exercise will be included in alternative minimum taxable income, but not in regular taxable income, in the year of exercise, and for alternative minimum tax purposes the cost basis of the shares will be the sum of the option price and the amount of income included in alternative minimum taxable income in the year of exercise.

         NONQUALIFIED STOCK OPTIONS

         Holders of NQSOs will not be entitled to the special tax treatment afforded by Sections 421 and 422 of the Code in connection with ISOs. Under the Code, an optionee granted an NQSO will realize no taxable income upon grant of the NQSO, but will be deemed to have realized ordinary taxable income equal to the excess of the fair market value of the stock acquired at the time of the exercise of the NQSO over the option price paid, unless at the time of exercise the stock remains subject to a "substantial risk of forfeiture" as defined in
Section 83 of the Code. Whether an optionee who exercises an NQSO under the Equity Compensation Plan will acquire the stock subject to such risk will depend upon the terms of the NQSO award as determined by the Committee. For a complete discussion of the income tax treatment when a participant acquires Common Stock subject to a "substantial risk of forfeiture," see "Restricted Stock" below. The Company is required for federal income tax purposes to withhold tax on the amount of income realized by the optionee in the transaction. The Company will be entitled to a deduction for federal income tax purposes in the year the optionee must report the income in an amount equal to the ordinary income realized by the optionee as a result of exercise of his NQSO.

         An optionee's tax basis in shares acquired upon the exercise of an NQSO will be the fair market value of such shares used to determine the amount of ordinary taxable income reported by the optionee with respect to the exercise of the NQSO. Upon any sale of such shares of Common Stock, the optionee's gain or loss will therefore equal the difference between the sale price and such tax basis. Any such gain or loss will be short-term, mid-term or long-term capital gain or loss, depending on whether the shares have been held for the requisite holding period. In general, when an NQSO is exercised by the exchange of previously acquired stock, the optionee receives a tax-free exchange and basis carryover for old shares for an equivalent number of new shares. The basis for any additional shares will equal the sum of the amount included in gross income by reason of the exercise of the NQSO, plus any amount of cash paid by the optionee upon the exercise of the NQSO.

         RESTRICTED STOCK

         A recipient of restricted stock, or any other stock award under the Equity Compensation Plan that is subject to a "substantial risk of forfeiture," generally will be subject to federal income tax at ordinary income rates on the excess of the fair market value of the restricted stock or other stock award, at such time that the stock is no longer subject to forfeiture and restrictions on transfer for purposes of Section

83 of the Code ("restrictions"), over the purchase price, if any, of such restricted stock or other stock award. However, a recipient who so elects under Code Section 83(b) within 30 days of the date of transfer of the shares will have ordinary taxable income on the date of transfer of the shares equal to the excess of the fair market value of such shares on the transfer date, determined without regard to the restrictions, over the purchase price, if any, of such restricted stock or other stock award. No additional ordinary taxable income will then be recognized when the restrictions expire, although any gain on the disposition of the stock will be subject to tax as discussed below. If the shares subject to such election are forfeited, the recipient will only be entitled to a deduction, refund, or loss for tax purposes equal to the purchase price, if any, of the forfeited shares, regardless of whether the recipient made an election Section 83(b) of the Code.

         Upon the sale of any Common Stock following the expiration of the forfeiture period for restricted stock or other stock award or upon the sale of Common Stock for which a timely election under Section 83(b) of the Code was made, the participant will realize capital gain or loss equal to the difference between the amount realized on the sale and the participant's basis in such stock. The holding period to determine whether the participant has long-term or short-term capital gain will generally begin when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant timely elects to be taxed as of the date of transfer of the shares, the holding period will commence on such date, and the tax basis will be equal to the fair market value of the shares on such date, determined without regard to the restrictions.

         The Company will be entitled to a deduction for federal income tax purposes in the year the participant is taxable in an amount equal to the ordinary income realized by the participant as a result of the restricted stock or other stock award. The Equity Compensation Plan requires any participant exercising an award to give the Committee prompt written notice of any election made by the participant under Section 83(b) of the Code.

         DIVIDENDS AND DIVIDEND EQUIVALENTS

         Dividends paid on restricted stock or other stock awards transferred to a participant under the Equity Compensation Plan will generally be treated as compensation that is taxable as ordinary income to the participant and deductible by the Company, subject to applicable withholding requirements, unless the participant makes a timely election under Section 83(b) of the Code, in which case the dividends will be treated as dividends that are taxable as ordinary income to the participant but not deductible by the Company. If dividend equivalents are credited with respect to an award under the Equity Compensation Plan, such equivalents will be taxed at ordinary income rates when paid to the participant and will generally be deductible by the Company at that time, subject to applicable withholding requirements.

         PAYMENTS UPON CHANGE IN CONTROL

         The Equity Compensation Plan authorizes the acceleration of payment of awards and related shares of Common Stock in the event of a change in control or potential change in control of the Company, as defined in the Equity Compensation Plan. Such acceleration of payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the Company for federal income tax purposes.

BENEFITS UNDER THE PLAN

         The table set forth below indicates benefits previously awarded under the Equity Compensation Plan. All such awards were nonqualified stock options. The amounts under the column "Dollar Values" reflect the amount by which the value of the Common Stock as of September 23, 1997 exceeded the exercise price of the options, all of which were granted at the market value of the Common Stock on the date of grant. Options are subject to vesting and not all of the options are currently exercisable. The optionholders realize no cash until and unless the options are exercised and the Common Stock issued upon such exercise is sold by the optionholder. Consequently, the value of the options to the holders thereof will fluctuate based on fluctuations in the price of the Common Stock, and the actual value may be higher or lower than the Dollar Values indicated, depending upon when the options became or become exercisable, are exercised and the underlying Common Stock sold.

         The following table indicates the outstanding options for each of the persons or groups indicated below under the Equity Compensation Plan, including both vested and unvested options.

NAME AND POSITION                                                 DOLLAR VALUE (1)(2)        NUMBER OF UNITS (2)

F. Neal Hunter                                                        $1,281,290                   145,786
  President and Chief Executive Officer

Calvin H. Carter, Jr., Ph.D.                                           $790,590                    86,786
  Executive Vice President and
  Director of Materials Technology

John W. Palmour, Ph.D., Director                                       $733,140                    81,000
  Director of Advanced Devices

All Executive Officers as a                                           $3,927,910                   459,234
  Group (5 persons)

All Directors as a Group                                              $2,347,760                   176,000
  Excluding Executive
  Officers (4 persons)

All Employees and Consultants as a Group                              $5,728,993                   516,094
  Excluding Executive
  Officers and Directors (208 persons)
------------------------

(1) Dollar Value is calculated by subtracting the exercise price of each outstanding option from $20.00, the market value of the Common Stock of the Company as reported on The Nasdaq Stock Market on September 23, 1997, and multiplying the result by the number of shares of Common Stock subject to the options. Options whose exercise price exceeds the market value of the Common Stock are not included in such calculations. Options are included whether or not the options are currently vested or exercisable.

(2) Includes only options outstanding that were granted under the Equity Compensation Plan. Does not include 333,916 shares previously issued upon exercise of options.

         In addition to the outstanding options reflected above, there have been approved for grant on October 1, 1997, to a total of 27 employees, options to purchase an aggregate of 42,500 shares of Common Stock. The exercise price of such options will be the fair market price on the grant date. No other determination has been made with respect to awards which may be made under the Equity Compensation Plan in the future. Such future awards will be determined in accordance with the terms of the Plan, which are described above. Consequently, it is not possible to determine the benefits or amounts that will be received by or allocated to any executive officers or employees of the Company or other persons pursuant to the Equity Compensation Plan in the future.


                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Coopers & Lybrand, L.L.P. as the independent auditors of the Company for the current fiscal year. The selection of the independent auditors is being submitted to the shareholders for ratification at the Annual Meeting. In the event that ratification by the shareholders of the selection of Coopers & Lybrand, L.L.P. as the Company's independent auditors is not obtained, the Board of Directors will reconsider such selection.

         Coopers & Lybrand, L.L.P. has audited the Company's financial statements since 1990. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         The ratification of the selection of Coopers & Lybrand, L.L.P. will require the affirmative vote of not less than a majority of the shares of the Company's Common Stock represented and voting at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND, L.L.P.


                                  ANNUAL REPORT

         The Company's Annual Report to Shareholders for fiscal year ended June 30, 1997, including financial statements, accompanies this Proxy Statement.


                                 OTHER BUSINESS

         The Company currently knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


Dated:  October 1, 1997

             APPENDIX A TO THE PROXY STATEMENT DATED OCTOBER 1, 1997

                               CREE RESEARCH, INC.

                              AMENDED AND RESTATED
                            EQUITY COMPENSATION PLAN

                        (formerly the Cree Research, Inc.
                           Employee Stock Option Plan)

              (As proposed to be amended to increase the number of
             authorized shares to 2,540,000 shares of Common Stock)

                         ARTICLE I - GENERAL PROVISIONS

1.1 The Plan is designed, for the benefit of the Company, to attract and retain for the Company personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to the Company; to develop and maintain a highly competent management team; and to be competitive with other companies with respect to executive compensation.

1.2 Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Restricted Stock; and (iv) Other Stock-Based Awards and such other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3 The Cree Research, Inc. Employee Stock Option Plan (the "Stock Option Plan") was initially adopted effective August 2, 1989, and was amended and restated in the form of the Equity Compensation Plan effective as of July 1, 1995. This amendment and restatement of the Stock Option Plan shall be effective as of September 17, 1996 (the "Effective Date"). Notwithstanding any other provision of this Plan, any Award granted to a Participant prior to the date on which the shareholders of the Company approve the Plan (which approval must be obtained within the 12-month period before the Effective Date or the 12-month period after the Effective Date in order for Incentive Stock Options to be granted under the Plan) shall be conditioned upon and subject to such shareholder approval to the extent required by Section 16(b) of the Act, or the rules thereunder, or Section 422 of the Code. If an Incentive Stock Option is granted prior to the date on which such shareholder approval is obtained, and such approval is not obtained after the end of the 12-month period beginning on the effective date, such Incentive Stock Option shall be deemed a Nonqualified Stock Option granted pursuant to Article V.


                            ARTICLE II - DEFINITIONS

         Except where the context otherwise indicates, the following definitions apply:

2.1      "Acceleration Event" means the occurrence of an event defined in
         Article IX of the Plan.

2.2 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

2.3 "Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.

2.4 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Restricted Stock, Other Stock-Based Awards, or any combination of the foregoing.

2.5      "Board" means the Board of Directors of Cree Research, Inc.

2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

2.7 "Committee" means the Compensation Committee or such other committee consisting of two or more members as may be appointed by the Board to administer this Plan pursuant to Article III. To the extent required by Rule 16b-3 under the Act, the Committee shall consist of individuals who are members of the Board and Non-employee Directors. Committee members may also be appointed for such limited purposes as may be provided by the Board.

2.8 "Company" means Cree Research, Inc., a North Carolina corporation, and its successors and assigns. The term "Company" shall include any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code, as modified by Section 415(h) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. With respect to all purposes of the Plan, including, but not limited to, the establishment, amendment, termination, operation and administration of the Plan, Cree Research, Inc. shall be authorized to act on behalf of all other entities included within the definition of "Company".

2.9 "Disability" means a disability as determined under procedures established by the Committee or in any Award.

2.10 "Discount Stock Options" means Nonqualified Stock Options which provide for an exercise price of less than the Fair Market Value of the Stock at the date of the Award.

2.11 "Non-employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.12 "Early Retirement" shall mean retirement from active employment with the Company, with the express consent of the Committee, pursuant to early retirement provisions established by the Committee or in any Award.

2.13 "Eligible Participant" means any employee of the Company, as shall be determined by the Committee, as well as any other person, including directors, whose participation the Committee determines is in the best interest of the Company, subject to limitations as may be provided by the Code, the Act or the Committee.

2.14 "Fair Market Value" means, with respect to any given day, the following:

         (i) If the Stock is not listed for trading on a national securities exchange but is listed on the NASDAQ National Market System or the NASDAQ Small-Cap Market System, then the Fair Market Value shall be the last sale price of the Stock on the date of reference if a minimum of 100 shares are traded on such date or, if less than 100 shares are traded on such date, then the last sale price of the Stock as of the last date on which at least 100 shares were traded, in either case as reported by the NASDAQ National Market System or the NASDAQ Small-Cap Market System, as the case may be.

         (ii) If the Stock is listed for trading on any national securities exchange, then the Fair Market Value shall be the closing price of the Stock on such exchange on the date of reference if a minimum of 100 shares are traded on such date or, if less than 100 shares are traded on such date, then the closing price of the Stock on such exchange as of the last date on which at least 100 shares were traded.

         The Committee may establish an alternative method of determining Fair Market Value.

2.15 "Incentive Stock Option" means a Stock Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.16 "Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.

2.17 "Normal Retirement" shall mean retirement from active employment with the Company on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.18     "Option Grant Date" means, as to any Stock Option, the latest of:

         (a) the date on which the Committee grants the Stock Option by entering into an Award Agreement with the Participant;

         (b) the date the Participant receiving the Stock Option becomes an employee of the Company, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

         (c) such other date (later than the dates described in (a) and (b) above) as the Committee may designate.

2.19 "Participant" means an Eligible Participant to whom an Award has been granted and who has entered into an Agreement evidencing the Award.

2.20 "Plan" means the Cree Research, Inc. Equity Compensation Plan as set forth herein, and, as further amended or amended and restated from time to time.

2.21 "Restricted Stock" means an Award of Stock under Article VII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.22 "Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

2.23     "Retirement" shall mean Early Retirement or Normal Retirement.

2.24 "Stock" means shares of the Common Stock of Cree Research, Inc., par value $.01 per share,* as may be adjusted pursuant to the provisions of
         Section 3.11.

2.25 "Stock Option" means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.26 "Termination of Employment" means the discontinuance of employment of a Participant with the Company for any reason. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred.


                          ARTICLE III - ADMINISTRATION

3.1 This Plan shall be administered by the Committee. A Committee member who is not a Non-employee Director, with respect to action to be taken by the Committee, shall not be able to participate in the decision to the extent prescribed by Rule 16b-3 under the Act. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. The Board may serve as the Committee, if by the terms of the Plan all Board members are otherwise eligible to serve on the Committee.

3.2 The Committee shall meet at such times and places as it determines. A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3 The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including without limitation, the determination of the number of Stock Options, shares of Stock subject to an Award, and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.


* $.005 per share after giving effect to the stock split effective August 14, 1995.

3.4 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.5 Without limiting the foregoing Sections 3.1, 3.2, 3.3 and 3.4, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in Article IX. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.6 The number of shares of Stock which are available for Award under the Plan shall be 2,540,000 shares or any larger number of shares of Stock that, subsequent to the date this Plan is adopted, may be authorized for issuance by the Company. Such shares of Stock shall be made available from authorized and unissued shares. If, for any reason, any shares of Stock awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of Stock, whether or not Restricted Stock, such shares of Stock shall not be charged against the aggregate number of shares of Stock available for Awards under the Plan, and may again be available for Award under the Plan.

3.7 Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee.

3.8 The Company shall not be required to issue or deliver any certificates for shares of Stock prior to:

         (a) the listing of such shares on any stock exchange on which the Stock may then be listed; and

         (b) the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its discretion, determine to be necessary or advisable.

3.9 All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

3.10 Subject to the restrictions on Restricted Stock, as provided in Article VII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such shares of Stock, including the right to vote the shares to the extent, if any, such shares possess voting rights and receive dividends and other distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option shall have any right as a shareholder with respect to any shares of Stock covered by his or her Stock Option prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.11 If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to shareholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Company, or for shares of Stock or other securities of any other corporation; or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

         (a) the limitation on the aggregate number of shares of Stock that may be awarded as set forth in Section 3.6 of the Plan;

         (b) the number and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

         (c) the purchase price to be paid per share of Stock under outstanding Stock Options; and

         (d) the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.12 In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

3.13 The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

3.14 The Committee shall be authorized to make adjustments in performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.15 The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant may be canceled if (a) the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in, other than any insubstantial interest, as determined by the Committee, any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.

                      ARTICLE IV - INCENTIVE STOCK OPTIONS

4.1 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.2 Incentive Stock Options shall be granted only to Eligible Participants who are in the active employment of the Company, each of whom may be granted one or more such Incentive Stock Options for a reason related to his employment at such time or times determined by the Committee following the Effective Date through the date which is ten (10) years following the Effective Date, subject to the following conditions:

         (a) The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than 100% of the Fair Market Value of the Stock on the Option Grant Date. If the Eligible Participant owns more than 10% of the outstanding Stock (as determined pursuant to Section 424(d) of the Code) on the Option Grant Date, the Incentive Stock Option price per share shall not be less than 110% of the Fair Market Value of the Stock on the Option Grant Date.

         (b) The Incentive Stock Option may be exercised in whole or in part from time to time within ten (10) years from the Option Grant Date (five (5) years if the Eligible Participant owns more than 10% of the Stock on the Option Grant Date), or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Employment or within such period following a Termination of Employment as shall have been specified in the Incentive Stock Option Award Agreement, which period shall in no event exceed three months unless:

                  (i) employment shall have terminated as a result of death or Disability, in which event such period shall not exceed one year after the date of death or Disability; or

                                    (ii) death shall have occurred following a
                           Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event such period shall not exceed one year after the date of death;

                  provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

         (c) To the extent the aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options (determined without regard to this subsection) are first exercisable during any calendar year by any Eligible Participant exceeds $100,000, such options shall be treated as Nonqualified Stock Options granted under Article V.

         (d) The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

4.3 The Committee may at any time offer to buy out for a payment in cash, Stock or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.4 If the Incentive Stock Option Award Agreement so provides, the Committee may require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.


                     ARTICLE V - NONQUALIFIED STOCK OPTIONS

5.1 One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2 The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement and may be less than or greater than 100% of the Fair Market Value at the time of the grant.

5.3 The Nonqualified Stock Option may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award Agreement; provided, that, in any event, the Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable three months following the Participant's Termination of Employment.

5.4 The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or in Article VI, as determined by the Committee.

            ARTICLE VI - INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS

6.1 Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2 A Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or, to the extent otherwise allowed by Rule 16b-3 under the Act or other applicable law, pursuant to a qualified domestic relations order as defined by the Code or the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative.

6.3 Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock, or other evidence of ownership of Stock satisfactory to the Company, with a Fair Market Value equal to the Stock Option price as payment.

6.4 No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. The Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time for shares of Stock shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option or the related Stock Right. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

         (a) paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

         (b) converted into contingently credited shares of Stock, with respect to which dividend equivalents may accrue, in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

         Such Stock, whether delivered or contingently credited, shall be charged against the limitations set forth in Section 3.6.

6.5 The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

6.6 In the event of Disability or death, the Committee, with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the option price in consideration of the surrender of the Stock Option.

6.7 If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option, and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum federal and state income and employment tax liability arising from the Stock Option exercise transaction. Notwithstanding any other provision of the Plan, any election under this Section 6.7 is required to satisfy the applicable requirements under Rule 16b-3 of the Act.

6.8 The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the such price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of other Stock Options.


                         ARTICLE VII - RESTRICTED STOCK

7.1 Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. Awards of Restricted Stock may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

7.2      With respect to Awards of Restricted Stock, the Committee shall:

         (a) determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

         (b)      determine the length of the Restriction Period;

         (c) determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VII;

         (d) determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

         (e) determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or paid to the Company for the account of the Participant.

7.3 Awards of Restricted Stock must be accepted within a period of 60 days, or such shorter period as the Committee may specify, by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

         The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.


7.4 Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Company.

7.5 Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6 To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock.

7.7 In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated, the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

7.8      The certificates representing shares of Restricted Stock may either:

         (a) be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Company a stock power endorsed in blank relating to the Restricted Stock; and/or

         (b) be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

7.9 Except as provided in this Article VII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Company, including the right to vote the shares to the extent, if any, such shares possess voting rights and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be paid to the Company for the account of the Participant. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts.

7.10 If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

7.11 In order to better ensure that Award payments actually reflect the performance of the Company and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

                     ARTICLE VIII - OTHER STOCK-BASED AWARDS


8.1 Other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options or Restricted Stock granted under the Plan and/or cash awards made outside of the Plan.

         Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period.

         The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

8.2 Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

         (a) Subject to the provisions of this Plan and the Award Agreement, shares of Stock subject to Awards made under this
                  Article VIII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

         (b) Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article VIII shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts, if any, shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

         (c) Any Award under this Article VIII and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

         (d) Upon the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder, if any, with respect to any or all of an Award under this Article VIII.

         (e) Each Award under this Article VIII shall be confirmed by, and subject to the terms of, an Award Agreement.

         (f) Stock, including securities convertible into Stock, issued on a bonus basis under this Article VIII may be issued for no cash consideration.

8.3 Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

         (a) The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.

         (b) Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Award Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof as determined by the Committee in its sole discretion.

         (c) The Committee shall determine such other terms and conditions of each Award as it deems necessary in its sole discretion.


                        ARTICLE IX - ACCELERATION EVENTS

9.1 For the purposes of the Plan, an Acceleration Event shall occur in the event of a "Potential Change in Control," or "Change in Control" or a "Board-Approved Change in Control", as those terms are defined below.

9.2      A "Change in Control" shall be deemed to have occurred if:

         (a) Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Company and any employee benefit plan sponsored or maintained by the Company, including any trustee of such plan acting as trustee, who:

                  (i) makes a tender or exchange offer for any shares of the Company's Stock (as defined below) pursuant to which any shares of the Company's Stock are purchased (an "Offer"); or

                  (ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act) becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Act) of at least 20% of the Company's Stock (an "Acquisition");

         (b) The shareholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Company (individually, a "Transaction"); or

         (c) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24 month period shall be deemed to have satisfied such 24 month requirement, and be an Incumbent Director, if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually, because they were directors at the beginning of such 24 month period, or by prior operation of this Section 9.2(c).

9.3 A "Board-Approved Change in Control" shall be deemed to have occurred if the Offer, Acquisition or Transaction, as the case may be, is approved by a majority of the Directors serving as members of the Board at the time of the Potential Change in Control or Change in Control.

9.4 A "Potential Change in Control" means the happening of any one of the following:

         (a) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company, as defined in Section 9.2; or

         (b) The acquisition of Beneficial Ownership, directly or indirectly, by any entity, person or group, other than the Company or any Company employee benefit plan, including any trustee of such plan acting as such trustee, of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for the purposes of this Plan.

9.5 Upon the occurrence of an Acceleration Event, the Committee in its discretion may declare any or all then outstanding Stock option, not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part.

9.6 Upon the occurrence of an Acceleration Event, the Committee in its discretion may declare the restrictions applicable to Awards of Restricted Stock or Other Stock-Based Awards to have lapsed, in which case the Company shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Stock, and deliver such certificates to the Participants in whose names they are registered.

9.7 Upon the occurrence of an Acceleration Event, the value of all outstanding Stock Options, Restricted Stock and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" (as defined in Section 9.8) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

9.8 For purposes of Section 9.7, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on any exchange on which the Stock is then traded or on the NASDAQ National Market System or the NASDAQ Small-Cap Market System, as the case may be, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company, at any time during the 60 day period immediately preceding the occurrence of the Change in Control, or, where applicable, the occurrence of the Potential Change in Control event, in each case as determined by the Committee.


                      ARTICLE X - AMENDMENT AND TERMINATION

10.1 The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan. To the extent required by Rule 16b-3 under the Act, no amendment, without approval by the Company's shareholders, shall:

         (a) alter the group of persons eligible to participate in the Plan;

         (b) except as provided in Section 3.6, increase the maximum number of shares of Stock or Stock Options which are available for Awards under the Plan;

         (c) extend the period during which Incentive Stock option Awards may be granted beyond the date which is ten (10) years following the Effective Date.

         (d) limit or restrict the powers of the Committee with respect to the administration of this Plan;

         (e) change the definition of an Eligible Participant for the purpose of an Incentive Stock Option or increase the limit or the value of shares of Stock for which an Eligible Participant may be granted an Incentive Stock Option;

         (f) materially increase the benefits accruing to Participants under this Plan;

         (g) materially modify the requirements as to eligibility for participation in this Plan; or

         (h)      change any of the provisions of this Article X.

10.2 No amendment to or discontinuance of this Plan or any provision thereof by the Board or the shareholders of the Company shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

         (a) annul any Award if the Participant is terminated for cause as determined by the Committee;

         (b) provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Company; and

         (c) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

10.3 If an Acceleration Event has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article IX.


                      ARTICLE XI - MISCELLANEOUS PROVISIONS

11.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company, or to serve as a director thereof, or interfere in any way with the right of the Company to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Committee.

11.2 The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, or in connection with any other type of equity-based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or another Award under this Plan until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Company for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

11.3 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16(b) of the Act.

11.4 The terms of the Plan shall be binding upon the Company, and its successors and assigns.

11.5 Neither a Stock Option, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. Unless otherwise provided by the Committee or in an Award Agreement, transfer restrictions shall only apply to Incentive Stock Options as required in Article IV and to the extent otherwise required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation of the Company shall forthwith terminate.

11.6 This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.

11.7 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

11.8 Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

11.9 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

         This Proxy is Solicited on Behalf of the Board of Directors of
                               CREE RESEARCH, INC.

         The undersigned shareholder of Cree Research, Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement and hereby constitutes and appoints F. Neal Hunter and Alan J. Robertson, and each of them, attorneys and proxies with full power of substitution, to act and vote the shares of the undersigned at the Annual Meeting of Shareholders of the said corporation to be held Tuesday, November 11, 1997, at 10:00 a.m. and at any adjournment or adjournments thereof. The undersigned hereby directs this proxy to be voted as follows:

         THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IN THE ABSENCE OF ANY DIRECTION TO THE CONTRARY, THE PROXYHOLDERS WILL VOTE THIS PROXY FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE AS DIRECTORS, FOR APPROVAL OF THE OTHER MATTERS LISTED ON THE REVERSE, AND IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED ON THE REVERSE HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE.

                         (To be Signed on Reverse Side)

[X]      Please mark your
         votes as in this
         example.

                                 FOR             WITHHOLD AUTHORITY
                             all nominees     to vote for all nominees
                            listed at right         listed at right

1.       Election of            [  ]                    [  ]              Nominees:  F. Neal Hunter
         Directors
                                                                                     Calvin H. Carter, Jr., Ph.D.
                                                                                     Walter L. Robb, Ph.D.
                                                                                     Michael W. Haley
                                                                                     Dolph W. von Arx
                                                                                     James E. Dykes
                                                                                     John W. Palmour, Ph.D.

         For, except vote withheld from the following nominee(s): _______________________________

                                                         FOR   AGAINST   ABSTAIN
2.       Approving an amendment to the
         Amended and Restated Equity
         Compensation Plan of the Company.               [  ]    [  ]      [  ]

3.       Ratifying the selection of Coopers &
         Lybrand L.L.P. as auditors for the
         fiscal year ending June 28, 1998.               [  ]    [  ]      [  ]

4. In their discretion with respect to any other business to come before the meeting or any adjournment or any adjournments thereof.

Please check box if you intend to attend the Annual Meeting in person.
Please complete, sign and return proxy whether or not you intend to
attend the meeting                                                          [  ]

Any proxy heretofore given by the undersigned is hereby revoked.

PLEASE RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NOTE: If you receive more than one proxy, please date and sign each one and return all proxies in the same envelope.

Number of Shares _______   Signature of Stockholder  ___________________________
Date     _________________________________

IMPORTANT:  Please sign your name exactly as it appears on your certificate.
            Please add your full title to your signature. Executors, administrators, trustees and other Fiduciaries should so indicate when signing and furnish proof of such fiduciary capacity. All persons signing on behalf of corporations and/or partnerships should so indicate when signing.